Contact:	Brian Beades
212-810-5596
ahr-info@blackrock.com

Anthracite Capital Accepts Resignation of Board of Directors Member

New York, December 14, 2005 – Anthracite Capital, Inc. (“Anthracite” or the “Company”) (NYSE: AHR), a specialty finance company focused on investments in high yield commercial real estate loans and related securities, today announced the resignation of board member Clay G. Lebhar, effective December 14, 2005. Mr. Lebhar, who has served on Anthracite’s Board of Directors since May 2004, was a member of the Company’s Nominating & Governance Committee. The resignation of Mr. Lebhar brings the total number of directors to eight, five of whom are not affiliated with the Company.

It is anticipated that Mr. Lebhar will be joining the boards of directors of two private real estate investment trusts managed by BlackRock Realty Advisors, Inc., an affiliate of BlackRock Financial Management, Inc., Anthracite’s manager.

“We are appreciative of the contributions that Clay Lebhar has made to the Company since his election to the Board in 2004 and it has been a pleasure to work with him,” commented Chris A. Milner, Anthracite’s Chief Executive Officer.

About Anthracite

Anthracite Capital, Inc. is a specialty finance company focused on investments in high yield commercial real estate loans and related securities. Anthracite is externally managed by BlackRock Financial Management, Inc., which is a subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $428 billion in global assets under management as of September 30, 2005. BlackRock Realty Advisors, Inc., another subsidiary of BlackRock, provides real estate equity and other real estate-related products and services in a variety of strategies to meet the needs of institutional investors. BlackRock is a member of The PNC Financial Services Group, Inc. (“PNC”) (NYSE:PNC), a diversified financial services organization. Through its affiliates, PNC originates commercial, multifamily and residential real estate loans, and services $127 billion in commercial mortgage loans for third parties through its Midland Loan Services, Inc. subsidiary as of September 30, 2005.

Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions. Anthracite cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and Anthracite assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to factors previously disclosed in Anthracite’s Securities and Exchange Commission (the “SEC”) reports and those identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of Anthracite’s assets; (3) the relative and absolute investment performance and operations of Anthracite’s manager; (4) the impact of increased competition; (5) the impact of capital improvement projects; (6) the impact of future acquisitions and divestitures; (7) the unfavorable resolution of legal proceedings; (8) the extent and timing of any share repurchases; (9) the impact, extent and timing of technological changes and the adequacy of intellectual property protection; (10) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to Anthracite, BlackRock or PNC; (11) terrorist activities, which may adversely affect the general economy, real estate, financial and capital markets, specific industries, and Anthracite and BlackRock; (12) the ability of Anthracite’s manager to attract and retain highly talented professionals; (13) fluctuations in foreign currency exchange rates; and (14) the impact of changes to tax legislation and, generally, the tax position of the Company.

Anthracite’s Annual Report on Form 10-K for the year ended December 31, 2004 and Anthracite’s subsequent reports filed with the SEC, accessible on the SEC's website at www.sec.gov and on Anthracite’s website at www.anthracitecapital.com, discuss these factors in more detail and identify additional factors that can affect forward-looking statements.

To learn more about Anthracite, visit our website at www.anthracitecapital.com.

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